THE RBB FUND, INC.

SGI U.S. Large Cap Equity Fund

SGI U.S. Small Cap Equity Fund

SGI Global Equity Fund

(collectively, the “Funds”)

Supplement dated July 7, 2021

to the Prospectus and Statement of Additional Information (“SAI”) dated December 31, 2020, as amended

1. The Prospectus sections entitled “Summary Section – SGI U.S. Large Cap Equity Fund – Principal Risks – Environmental, Social and Governance Investing Risk,” “Summary Section – SGI U.S. Small Cap Equity Fund – Principal Risks – Environmental, Social and Governance Investing Risk,” “Summary Section – SGI Global Equity Fund – Principal Risks – Environmental, Social and Governance Investing Risk,” and “Additional Information About Each Fund’s Investments and Risks – Additional Information About Each Fund’s Principal Investments and Risks – ESG Investing Risk” are deleted and replaced with the following:

Environmental, Social and Governance Investing Risk. ESG investing risk is the risk stemming from the ESG factors that the Fund may apply in selecting securities. The Fund seeks to screen out companies that it believes may have higher downside risk and lower ESG ratings, but investors may differ in their views of ESG characteristics. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities. The Fund’s results may be lower than other funds that do not use ESG ratings and/or screen out certain companies or industries. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

2. Matthew Hanna no longer serves as a portfolio manager to the Funds. David Harden and Aash Shah continue to serve as portfolio managers to the SGI U.S. Large Cap Equity Fund and SGI Global Equity Fund, and David Harden, Aash Shah, and Richard Thawley continue to serve as portfolio managers to the SGI U.S. Small Cap Equity Fund. Accordingly, all references to Mr. Hanna in the Prospectus and SAI are hereby removed.

Please keep this Supplement with your records.